
CRUMBS
BAKE SHOP
CUPCAKES COOKIES
COFFEE MILK SODA

FORWARD-LOOKING STATEMENTS

In addition to historical information, this presentation may contain a number of "forward-looking statements". Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed merger involving 57th Street and Crumbs, including future financial and operating results; 57th Street's and Crumb's plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction, these factors include, but are not limited to: the risk that the amount of 57th Street common stock tendered in the offer would require 57th Street to pay, in the aggregate, consideration in excess of $4,990,000, which would then cause 57th Street to (i) be unable to satisfy the Merger Condition (as defined in the Offer to Purchase); (ii) be unable to consummate the merger and (iii) withdraw the tender offer, not purchase and promptly return any common stock delivered to 57th Street pursuant to the offer; the risk that more than 500,000 shares of common stock of 57th Street stockholders will validly tender and won't properly withdraw their shares of common stock prior to the expiration of the Offer; the risk that governmental and regulatory review of the tender offer documents may delay the merger or result in the inability of the transaction to be consummated by May 31, 2011 and the length of time necessary to consummate the proposed transaction; changing legislation and regulatory environments; changing interpretations of generally accepted accounting principles; continued compliance with government regulations; the risk that a condition to closing of the merger may not be satisfied; the risk that the businesses will not be integrated successfully; the risk that the anticipated benefits of the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; a reduction in industry profit margin; the inability to continue the development of the Crumbs brand; the ability to meet the NASDAQ Stock Market listing standards, including having the requisite number of round lot holders or shareholders; a lower return on investment; the inability to manage rapid growth; requirements or changes affecting the business in which Crumbs is engaged; general economic conditions; and the diversion of management time on merger-related issues. These risks, as well as other risks associated with the transaction, are more fully discussed in the Schedule TO that was filed with the SEC in connection with the transaction. Additional risks and uncertainties are identified and discussed in 57th Street's reports filed with the SEC and available at the SEC's website at www.sec.gov. Forward-looking statements included in this presentation speak only as of the date of this presentation. Neither 57th Street nor Crumbs undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this presentation.

CRUMBS INVESTMENT HIGHLIGHTS

* Demonstrated track record of profitable growth with a 3-year revenue CAGR of 81.8%
* Attractive unit economics with an average transaction of $18-$20 and average sales per square foot in excess of $1,000
* Transaction allows for an initial expansion to a planned 200 locations in the top 15 markets by year-end 2014
* Ranked number 10 on Inc. Magazine's list of the fastest-growing private companies of 2009 within the food & beverage industry, and ranked number 10 on their list of breakout companies of 2010
* Business combination valued at approximately $78.2 million on a fully diluted basis, implying a multiple of 15.6 times projected 2011 Adjusted EBITDA, and 6.4 times projected 2012 Adjusted EBITDA



BUSINESS COMBINATION SUMMARY

* In May 2010, 57th Street raised $54.6 million through its IPO
* On January 9, 2011, 57th Street entered into a definitive agreement to combine with Crumbs
* Merger consideration = $66.0 million + contingent payments
  - $27.0 million in cash
  - $39.0 million in equity securities exchangeable into 57th Street common shares (3.9 million shares valued at $10.00 per share)
  - Future contingent payments in equity securities exchangeable into an aggregate of 4.4 million shares based on certain EBITDA or stock-price performance targets through 2015
* Fully diluted enterprise value of $78.2 million[1] and market capitalization of $93.1 million
* Transaction is expected to close in April 2011
  - As soon as reasonably practicable post deal, change name to Crumbs Bake Shop and list on the NASDAQ Stock Market

[1] Excludes contingent earnout shares



CRUMBS OVERVIEW

SWEET BEGINNINGS

* Founded in 2003 by Mia and Jason Bauer, husband & wife team
* Cupcake landscape prior to Crumbs - Vanilla, Chocolate, Lemon, Strawberry
* Crumbs cupcakes have creative combinations of filling, frosting and decorations with over 75 varieties baked daily, including (now the industry standard):

  - Blackbottom Cheesecake
  - Cookies & Cream
  - Chocolate Pecan Pie
  - Caramel Apple
  - Chocolate Covered Strawberry
  - Red Velvet

* Over 1 million cupcakes sold per month
* Over 150 different sweets baked daily include: danishes, scones, croissants, muffins, brownies, cakes, pies and cookies
* Beverage program includes gourmet whole leaf teas, espresso based drinks, drip coffees, hot chocolate and homemade sodas


CRUMBS
BAKE SHOP

* **Taste Size** Just enough to whet your appetite, these measure about one inch and are perfect to pop in your mouth.
* **Classic Size** About the size of a supermarket cupcake but with all the deliciousness of our Signature size.
* **Signature Size** Not your average cupcake. Over four inches in height, they are big enough to cut in quarters and share. They set the standard for gourmet cupcakes with heaps of frosting and toppings.


0 1 2 3 4 5 6 7 8 9
TASTE SIZE
CLASSIC SIZE
SIGNATURE SIZE


CRUMBS
Pistachio
CRUMBS
Cookie Dough
CRUMBS
Blackout
CRUMBS
Peanut Butter Cup
$3.75 / 550 cal
CRUMBS
Candy

* Average Sales Transaction: **$18–$20**

GROWING BRAND RECOGNITION

* Ranked 10th on *Inc.* Magazine's list of top breakout companies of 2010, which includes Foursquare, Groupon, and Pandora Radio
* Ranked 10th on *Inc.* Magazine's list of nation's fastest-growing private companies of 2009 within the food and beverage industry
* Currently operating 34 company-owned stores
  - Targeting 200 stores by the end of 2014
* E-commerce Division @ www.crumbs.com
  - Shipping nationwide


CRUMBS BAKE SHOP


Meet America's Fastest-Growing Private Companies...
Inc.
OUR EXCLUSIVE ANNUAL RANKING
500
...and the Superstar Entrepreneurs Who Run Them

Source: *Inc. Magazine*

BROAD DEMOGRAPHIC APPEAL

* We appeal to everyone from age 8-80 in every socio-economic class

  They are not counting calories but enjoying the moment

  Typical Customer:

  - Mom/strollers
  - Tastemakers
  - Office workers and managers
  - Celebrities
  - Everyone in between

* Proven success in:

  - Urban
  - Suburban
  - Commercial
  - Residential markets


CUPCAKES



SALES MIX

Day-Part Sales Mix


17%
18%
25%
40%
2pm-6pm
11am-2pm
6pm-11pm
6am-11am

Product Sales Mix


1%
12%
9%
78%
Beverages
Other Baked Goods
Cupcakes
Miscellaneous

CONTRACT MANUFACTURING MODEL

* Quality and consistency
* Unit economic s much stronger
  - Small foot print (800-1200 sq. ft. vs. 2,000-3,000 sq. ft)
  - Low build-out cost compared to industry ($300,000)
* Small foot print
* Location, location, location
* No baking = no venting = class A office building
* Quicker build out
* Bulk purchasing efficiencies



SOCIAL MEDIA: STAYING CONNECTED

* Social media avenues such as Facebook, Twitter, and Foursquare allow Crumbs to stay connected with its fans

* We announce a new and delicious Cupcake of the Month each month in addition to sponsoring contests and cupcake giveaways

* Since joining Facebook, the number of cupcake friends has continued to rise past 40,000!


facebook
CRUMBS
BAKE SHOP


twitter
CrumbsBakeShop

GROWTH STRATEGY

EXPANSION STRATEGY

* Significantly under penetrated markets
* 2011
  - 15 to 21 stores planned in current markets
  - Areas already determined
  - Expansion into transportation hubs, a first for the category, includes Union Station in Washington, D.C. & Continental Airlines Terminal in Newark Liberty Airport
* 2012
  - 40 to 45 stores planned in new markets: Atlanta, Dallas, Denver, Florida, Houston, San Diego, San Francisco, Seattle, etc.
* Continue to reach new customers in markets where we don't have stores via our website, www.crumbs.com



CRUMBS INITIAL GROWTH POTENTIAL



Phase I
Phase II * Metros demanding 4+ Crumbs
5 Crumbs Bake Shops
12 Crumbs Bake Shops
25 Crumbs Bake Shops

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

* Strong track record of revenue growth
* Attractive unit economics
* Exceptional store level margins
* Sales per square foot highest among peers[1]



[1]Based on RBC Capital Markets and Robert W. Baird estimates – December 2010

REVENUE GROWTH



REVENUE
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$1,000,000
$0
$542,200
$1.5 M
$2.2 M
$3.0 M
$5.3 M
$9.5 M
$23.5 M
$31.1 M
2003
2004
2005
2006
2007
2008
2009
2010

Notes:
2008 - 2010 revenue are based on audited results .

Comparable store sales averaged 15% from 2008-2010: 28.6% in 2008 on base of 4 stores, 15.1% in 2009 on base of 6 stores and 2.5% in 2010 on base of 12 stores.

ATTRACTIVE UNIT ECONOMICS

Average Store Sales	**$1,100,000**
Average Build-out Cost	**$300,000**
EBITDA	**$231,000**
Cash Payback	**16 months**
Cash on Cash	**77%**
Sales to Investment Ratio	**3.7X**



CRU MBS

* Based on 25 stores for 12 month period (11/1/09– 10/31/10)

EXCEPTIONAL STORE LEVEL MARGINS

Sales	**$1,100,000**	
Product Costs	**$374,000**	**34%**
Packaging	**$55,000**	**5%**
Labor	**$220,000**	**20%**
Rent	**$139,000**	**13%**
Operating Expenses	**$81,000**	**7%**
EBITDA	**$231,000**	**21%**

* Based on 25 stores for 12 month period (11/1/09– 10/31/10)






SALES PSF COMPARED TO INDUSTRY


SALES PER SQUARE FOOT
$1,500
$1,000
$500
$0
$390
$480
$680
$568
$900
$1,000+
EINSTEIN BROS.
PANERA
PEET'S
STARBUCKS
DUNKIN DONUTS
CRUMBS BAKE•SHOP

Sources: RBC Capital Markets and Robert W. Baird estimates – December 2010

OUTLOOK

2011 Projected

*Sales between $45-$50 million

*Adjusted EBITDA between $4.6-$5.5 million

*15-21 new stores, back end loaded

2012 Projected

*Sales between $85-$90 million

*Adjusted EBITDA between $11.8-$12.9 million

*40 -45 new stores

Year-end 2014 Projected

*200 Crumbs locations nationwide

* Reconciliation of adjusted EBITDA to GAAP can be found on slide 29


CRUMBS
BAKE★SHOP

SERVING SMILES DAILY

APPENDIX

COMPARABLE VALUATION

($ in millions, except per share data)

		Share Price	Market	Enterprise	EV/EBITDA			IPO LTM Valuation			2009 to 2012 CAGR		
Name	Ticker	3/17/11	Cap	Value	CY2010	CY2011	CY2012	Date	EBITDA	PE	Rev.	EBITDA	Net Inc.
Starbucks Corporation	SBUX	$ 35.09	$ 26,177.1	$ 24,684.5	11.7x	10.9x	8.6x	Jun-92	20.8x	56.7x	9.7%	28.9%	57.8%
Chipotle Mexican Grill, Inc.	CMG	251.66	7,810.9	7,465.1	20.9	17.7	14.7	Jan-06	11.6	19.0	18.5%	23.2%	26.6%
Chocoladefabriken Lindt & Spruengli AG	SWX:LISN	31,784.37	6,929.9	6,434.7	14.1	13.3	12.1	1986	NA	NA	7.9%	13.1%	17.7%
Panera Bread Co.	PNRA	117.90	3,709.8	3,482.0	13.7	11.9	10.7	Apr-91	NA	NA	13.3%	15.9%	21.0%
BJ's Restaurants, Inc.	BJRI	36.07	989.4	936.2	15.9	12.8	11.0	Jul-96	NA	NA	17.4%	24.6%	37.7%
Peet's Coffee & Tea Inc.	PEET	46.47	607.0	558.2	12.5	11.1	9.9	Jan-01	27.0	NA	8.1%	11.6%	9.0%
Krispy Kreme Doughnuts, Inc.	KKD	6.00	405.1	418.7	14.8	11.7	NA	Apr-00	17.1	44.0	1.9%	NA	NA
Einstein Noah Restaurant Group, Inc.	BAGL	15.00	250.3	331.1	7.4	6.7	6.1	Jun-07	23.0	62.8	3.7%	9.4%	-37.7%
Caribou Coffee Company, Inc.	CBOU	9.51	191.5	168.6	6.9	6.1	5.2	Sep-05	18.6	NA	8.5%	13.2%	25.2%
Jamba, Inc.	JMBA	2.02	132.4	123.9	NM	18.8	6.6	Nov-06	16.4	NM	-7.1%	23.2%	NA
Rocky Mountain Chocolate Factory Inc.	RMCF	10.34	62.7	59.3	NA	NA	NA	1985	NA	NA	NA	NA	NA
Mean			**$ 4,296.9**	**$ 4,060.2**	**13.1x**	**12.1x**	**9.4x**		**19.2x**	**45.6x**	**8.2%**	**18.1%**	**19.7%**
Median			**607.0**	**558.2**	**13.7**	**11.8**	**9.9**		**18.6**	**50.3**	**8.3%**	**15.9%**	**23.1%**
Crumbs Holdings LLC (1)(2)		$ 10.00	$ 93.1	$ 78.2	32.1x	15.6x	6.4x	-	-	-	54.9%	65.1%	NA

Sources: CapitalIQ, Thomson and SEC filings

Notes:

(1) 2010 financials are estimated and do not include any public company expenses, which are included in 2011 and 2012

(2) Assumes that only the 3.7 million private placement warrants are repurchased at $1.00 per warrant

THE MANAGEMENT TEAM

* **Jason Bauer**
  Co-Founder and Chief Executive Officer, Crumbs
  Background: numerous entrepreneur ventures

* **Mia Bauer**
  Co-Founder and Chief Creative Officer , Crumbs
  Background: lawyer turned baker

* **Chuck Ireland**
  Chief Financial Officer, Crumbs
  Background: 26 years in public accounting including restaurant and food service businesses

* **Harley Bauer**
  Chief Development Officer , Crumbs
  Background: secured financing and material as a producer for a film and TV production company

* **James Menzies**
  Director of Store Development, Crumbs
  Background: Dean and Deluca

* **Gary Morrow**
  Vice President of Store Operations, Crumbs
  Background: 10 years at Starbucks in both regional and corporate headquarters positions

* **Edwin Lewis**
  Chairman of the Board of Managers, Crumbs
  Background: Polo Ralph Lauren, Tommy Hilfiger, and Mossimo

* **Mark Klein**
  Chairman, CEO, President & Director, 57th Street
  Background: financial services and asset management

* **Paul Lapping**
  CFO, Treasurer, Secretary & Director, 57th Street
  Background: investment banking and private equity

TRANSACTION STRUCTURE

Enterprise Value at Closing ($ in millions, except per share data)

Assumed Price Per Share	$10.00
Fully Diluted Shares (1)	9.3
Fully Diluted Equity Value	**$93.1**
Plus: Pro Forma Debt	0.7
Less: Estimated Cash at Closing (2)(3)	-15.7
Enterprise Value	**$78.2**

	2011	**2012**	**2013**	**2014**
Adjusted Pro Forma EBITDA Target (4)	$5.0	$12.3	$17.5	$25.0
Add'l Contingent Consideration Shares	0.0	0.0	2.2	2.2
Assumed Price Per Share	$10.00	$10.00	$10.00	$10.00
Contingent Consideration	$0.0	$0.0	$22.0	$22.0
Fully Diluted Shares (1)(5)	9.3	9.3	11.6	13.9
Fully Diluted Equity Value (1)(5)	**$93.1**	**$93.1**	**$115.9**	**$138.6**
Plus: Pro Forma Debt	0.7	0.7	0.7	0.7
Less: Estimated Cash at Closing (2)(3)	-15.7	-15.7	-15.7	-15.7
Enterprise Value	**$78.2**	**$78.2**	**$100.9**	**$123.7**
TEV/EBITDA Multiple	**15.6x**	**6.4x**	**5.8x**	**4.9x**

(1) Assumes 500,000 common shares are tendered and excludes sponsor shares held in escrow
(2) Pro forma for fees to Morgan Joseph TriArtisan LLC, lead underwriter of 57th Street's IPO, including deferred underwriting commissions in the amount of $600,193, and M&A advisory fees in the amount of $545,630, upon closing of the business transaction
(3) Pro forma for fees to Telsey Advisory Group LLC ("TAG"), including a fee from 57th Street for subsequent purchases of 57th Street's common stock by certain investors introduced by TAG. The amount of the fee will be negotiated between TAG and 57th Street following the completion of any such purchase
(4) Adjusted Pro Forma EBITDA excludes any potential stock-based compensation
(5) Includes the contingent consideration shares issued and escrow sponsor shares released at each Adjusted EBITDA target

Transaction Highlights

- 57th Street proposes to effect redemptions of its common stock via a tender offer
- 57th Street founders and underwriters warrants proposed to be repurchased at $1.00/warrant
- 4,400,000 total contingent consideration shares to Crumbs
  - The contingent shares may be issued based on meeting the 2013 and 2014 Adjusted EBITDA targets with half the shares issued in each year
  - Alternatively, approximately one third of the shares may be issued upon reaching each share price target of $15.00, $17.50 and $20.00 in years 2011-2013
- 57th Street sponsors will place 150,000 shares into escrow
  - Escrowed shares will be released on the same basis as management's contingent shares

Pro Forma Ownership at Closing


57th Street Sponsors
Crumbs Shareholders
Public Shareholders
53%
42%
5%

ADJUSTED EBITDA RECONCILIATION

			Years Ended		
	December 31 2010	December 31 2011	December 31 2012	December 31 2013	December 31 2014
	(a)	(b)	(b)	(b)	(b)
Net income (1)	$ 796,000	$ 2,439,000	$ 6,675,000	$ 9,881,000	$ 18,500,000
Income taxes, including any gains or losses resulting from the change in estimate relating to the Tax Receivable Agreement (2) (3)	0	130,000	1,379,000	2,450,000	5,330,000
Depreciation	811,000	1,536,000	2,700,000	4,216,000	6,002,000
Accelerated Depreciation of Abandoned Leasehold Improvements	194,000	0	0	0	0
Amortization	119,000	120,000	120,000	90,000	60,000
Deferred Rent Expense	516,000	1,266,500	2,026,000	2,347,000	3,380,000
Interest Income	0	0	0	0	0
Interest Expense	0	0	0	0	0
Equity-based Compensation	0	-	-	-	-
Acquisition Costs	0	(c)	0	0	0
Adjusted EBITDA as presented	$ 2,436,000	$ 5,491,500	$ 12,900,000	$ 18,984,000	$ 33,272,000

(1) Net income includes net income attributable to both the common stockholders of the parent and the existing members of Crumbs Holdings LLC with respect to the securities exchangeable into parent common stock.
(2) Assumes no exchanges of equity securities received by Crumbs owners into common stock, and therefore, no payments under the tax receivable agreement with respect to exchanges. Payments under the tax receivable agreement related to the merger will be approximately $66,000, $88,000 and $750,000 for the fiscal years ended December 2012, December 2013 and December 2014, respectively. During 2010 Crumbs was taxed as a partnership.
(3) Income taxes do not include the tax distributions in the amount of $480,000, $1,610,000, $3,350,000 and $5,690,000 for the fiscal years ended December 2011, December 2012, December 2013 and December 2014, respectively, which will be made to the existing members of Crumbs Holdings LLC with respect to the securities exchangeable into parent common stock that they will own after consummation of the proposed business combination.

(a) Based on audited results. Does not include the estimated expenses of being a public company that are included in 2011-2014.

(b) 57th Street (on a pro forma basis taking into account the business combination) projected.

(c) Acquisition costs of Business Combination to be determined.

57TH STREET OVERVIEW

Corporate Structure	**Delaware C Corporation**
Amount Raised in IPO	**$54,563,000 (includes over-allotment)**
Shares Outstanding	**6,062,556 shares**
Warrants Outstanding	**9,156,300 warrants, exercisable at $11.50**
Amount in Trust	**Currently $9.98 per share**
Founders' Investment	**$1.750 million investment in warrants**
Exchange/Ticker	**OTCBB/Units: SQTCU Common Stock: SQTC Warrants: SQTCW**






DISCLOSURE

Note Regarding Financial Information of Crumbs

The financial information and data of Crumbs contained in this presentation is derived from Crumbs' unaudited financial statements and may not conform to Regulation S-X. Accordingly, such information and data may be adjusted and presented differently in the tender offer materials to be mailed to 57th Street security holders.

Non-GAAP Information

Crumbs is providing Adjusted EBITDA information, which is defined as net income of the Company, including net income attributable to any non-controlling interest, determined in accordance with all applicable and effective GAAP pronouncements up to December 31, 2010, before interest income or expense, income taxes and any gains or losses resulting from the change in estimate relating to the Tax Receivable Agreement, depreciation, amortization, deferred rent expense, losses or gains resulting from adjustments to the fair value of the contingent consideration, stock-based compensation expense, extraordinary or non-recurring expenses and all other extraordinary non-cash items for the applicable period as a compliment to U.S. generally accepted accounting principles (GAAP) results. Adjusted EBITDA measures are commonly used by management and investors as a measure of leverage capacity, debt service ability and liquidity. Adjusted EBITDA is the measure used in the Business Combination Agreement for the targets for the release of the Contingency Consideration (up to 4,400,000 shares of common stock) to the Crumbs Members ($17,500,000 Adjusted EBITDA in 2013 with respect to half of the Contingency Consideration to the extent stock price targets have not been achieved in earlier years, $25,000,000 Adjusted EBITDA in 2014 with respect to the Contingency Consideration to the extent previous targets have not been achieved and $30,000,000 Adjusted EBITDA in 2015 for any remaining Contingency Consideration). Adjusted EBITDA is not considered a measure of financial performance under GAAP, and the items excluded from Adjusted EBITDA are significant components in understanding and assessing our financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to, or superior to, such GAAP measures as net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity. Reconciliations of non-GAAP financial measures are provided in the accompanying tables. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.

DISCLOSURE

Important Information about the Tender Offer

57th Street has commenced its tender offer to purchase up to 500,000 shares of its common stock to which this communication pertains. This presentation is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of 57th Street's common stock is being made pursuant to an offer to purchase and related materials which 57th Street filed with the SEC. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) contains important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials were sent free of charge to all stockholders of 57th Street. In addition, all of these materials (and all other materials filed by 57th Street with the SEC) are available at no charge from the SEC through its website at www.sec.gov. Stockholders may also obtain free copies of the documents filed by 57th Street with the SEC by directing a request to: 57th Street General Acquisition Corp., 590 Madison Avenue, 35th Floor, New York, New York 10022. **Stockholders of 57th Street are urged to read the tender offer documents and the other relevant materials filed with the SEC before making any investment decision with respect to the tender offer because they contain important information about the tender offer, the business combination transaction and the parties to the merger.**